                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                           ________________


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1996.

                             OMI Trust 1996-B
          --------------------------------------------------
          (Exact name of registrant as specified in charter)


        Pennsylvania               33-99320               Applied for
   --------------------------------------------------------------------
   (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

              c/o PNC Bank, National Association
              Corporate Trust Department
              Attention:  Constantine Hromych
              1700 Market Street
              Philadelphia, Pennsylvania                           19103
              ------------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code (215) 585-8738

_______________________________________________________________________________
     (Former name or former address, if changed since last report.)

                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                           ________________



                               FORM 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1996.

                             OMI Trust 1996-B
          --------------------------------------------------
          (Exact name of registrant as specified in charter)


        Pennsylvania               33-99320               Applied for
   --------------------------------------------------------------------
   (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

              c/o PNC Bank, National Association
              Corporate Trust Department
              Attention:  Constantine Hromych
              1700 Market Street
              Philadelphia, Pennsylvania                           19103
              -----------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)


   Registrant's telephone number, including area code (215) 585-8738

_______________________________________________________________________________
     (Former name or former address, if changed since last report.)

                         OMI Trust 1996-B

                             Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

    OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1995-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 1996. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 1996.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                            Signatures


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        OMI TRUST 1996-B, Registrant

                        By:  Oakwood Acceptance Corporation,
                             as servicer


September 26, 1996
                            -----------------------------------------
                             Douglas R. Muir
                             Vice President

                            Signatures


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        OMI TRUST 1996-B, Registrant

                        By:  Oakwood Acceptance Corporation,
                             as servicer


September 26, 1996           /s/ DOUGLAS R. MUIR
                             ---------------------------------
                             Douglas R. Muir
                             Vice President

                         INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                                Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
    Date occurring on September 15, 1996 . . . . . . . . . . . . . . 5-10

                        INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
    Date occurring on September 15, 1996. . . . . . . . . . . . . .